IN WITNESS WHEREOF, the parties hereto have caused this Amended Appendix A to the Services Agreement between Henderson Global Investors (North America) Inc. and Foreside Fund Services, LLC and the Distribution Agreement between Henderson Global Funds and Foreside Fund Services, LLC to be executed in their names and on their behalf by and through their duly authorized officers, as of January 31, 2008.

                                                    HENDERSON GLOBAL INVESTORS
                                                    (NORTH AMERICA) INC.

                                                    By: /s/ Chris Yarbrough
                                                    Print Name: Chris Yarbrough
                                                    Title: Corporate Secretary


                                                    HENDERSON GLOBAL FUNDS

                                                    By: /s/ Scott E. Volk
                                                    Print Name:  Scott Volk
                                                    Title: Vice President


                                                    FORESIDE FUND SERVICES, LLC

                                                    By: /s/ Richard J. Berth
                                                    Print Name: Richard J. Berth
                                                    Title: Vice President

                 HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
                               SERVICES AGREEMENT

                                   APPENDIX A
                             AS OF JANUARY 31, 2008


------------------------------------------------------------ ---------------------------------------------------------

                    FUNDS OF THE TRUST                                         CLASSES OF THE TRUST
------------------------------------------------------------ ---------------------------------------------------------
Henderson European Focus Fund                                                        A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Technology Fund                                                     A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson International Opportunities Fund                                          A, B, C, R
------------------------------------------------------------ ---------------------------------------------------------
Henderson Worldwide Income Fund                                                      A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson US Focus Fund                                                              A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Japan-Asia Focus Fund                                                        A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Equity Income Fund                                                    A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Opportunities Fund                                                    A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson International Equity Fund                                                     I
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Real Estate Equities Fund                                              I
------------------------------------------------------------ ---------------------------------------------------------


                             HENDERSON GLOBAL FUNDS
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                             AS OF JANUARY 31, 2008

-------------------------------------- --------------------- ---------------------------- ----------------------------
                                                                                              SHAREHOLDER SERVICE
         FUNDS OF THE TRUST               CLASSES OF THE          DISTRIBUTION FEES             FEES PAYABLE TO
                                              TRUST             PAYABLE TO FORESIDE*               FORESIDE*
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson European Focus Fund                   A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Technology Fund                A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson International                         A                       0.25%                        None
Opportunities Fund                              B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
                                                R                       0.50%                        None
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Worldwide Income Fund                 A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson US Focus Fund                         A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Japan-Asia Focus Fund                 A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Equity Income Fund             A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Opportunities Fund             A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson International Equity Fund             I                       _____                        _____
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Real Estate                    I                       _____                       ______
Equities Fund
-------------------------------------- --------------------- ---------------------------- ----------------------------


*    Fee as a % of the annual average daily net assets of the Fund